MUNDER S&P® MIDCAP INDEX EQUITY FUND

MUNDER S&P® SMALLCAP INDEX EQUITY FUND

Class K & Y Shares

Supplement Dated December 1, 2005, to the

Prospectus dated April 30, 2005

Investors are advised that the section entitled “Investment Minimums (Class Y Shares)” located on Page S-4 of the Shareholder Guide contained in the Prospectus is hereby deleted and replaced in its entirety with the following:

Investment Minimums

(Class Y Shares)

With respect to any Class Y shares account, except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account, even if the investment is made through a group or omnibus account. In the case of group or omnibus accounts, the Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Funds’ investment requirements (as specified in the then current prospectuses) including applicable initial investment minimums.

Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.

Nevertheless, investment minimums do not apply to purchases made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Funds whose terms have been approved by the Funds’ Board of Trustees.

In addition, investment minimums do not apply to investments made by Trustees or officers of the Munder Funds, employees of Munder Capital Management or their family members, retired officers or employees of Munder Capital Management, or investment advisory clients of Munder Capital Management.

A reduced initial investment minimum of $2,500 applies to investments made by (i) clients of state-registered or federally registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, or (ii) clients in wrap-fee programs or other asset-based advisory fee programs of broker-dealers, where the broker-dealer has entered into a written agreement with the Funds to offer Class Y shares through the applicable program.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

1